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                                                                    EXHIBIT 4.01


AG                              [ATHEROGENICS LOGO]

       A CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

COMMON STOCK                                 SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP 047439 10 4

THIS CERTIFIES THAT

is the owner of

     FULLY PAID AND NON-ASSESSABLE COMMON STOCK, NO PAR VALUE PER SHARE, OF
                               ATHEROGENICS, INC.

The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and signatures of its duly authorized officers.

Dated:

/s/                                                          /s/
PRESIDENT                            [SEAL]                  ASSISTANT SECRETARY

                                    COUNTERSIGNED AND REGISTERED:
                                      AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR,
                                    BY
                                                           AUTHORIZED SIGNATURE.

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                               ATHEROGENICS, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UNIF GIFT MIN ACT-__________Custodian _________
TEN ENT - as tenants by the entireties                                (Cust)             (Minor)
JT TEN  - as joint tenants with right of                            under Uniform Gifts to Minors
          survivorship and not as tenants                           Act_________________
          in common                                                         (State)

    Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                        --------------------------------------------------------

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.